AQR TM International Multi-Style Fund

Fund Summary — January 29, 2015

Ticker: Class R6/QIMRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent shareholder report, online at https://funds.aqr.com/fund-documents. You can also get this information at no cost by calling 866-290-2688 or by sending an email to info@aqrfunds.com. The Fund’s prospectus and statement of additional information, each dated January 29, 2015, as amended and supplemented from time to time, are incorporated by reference to this summary prospectus.

Investment Objective

The AQR TM International Multi-Style Fund (the “Fund”) seeks long-term after-tax capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class R6
Management Fee	0.40%
Distribution (12b-1) Fee	None
Other Expenses[1]	0.56%
Acquired Fund Fees and Expenses	0.02%

Total Annual Fund Operating Expenses	0.98%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.36%

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.62%

1  Other Expenses are estimated for the current fiscal year because the Fund has not commenced operations as of the date of this prospectus.

2  The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 0.60% for Class R6 Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through January 28, 2017. The Fee Waiver Agreement may only be terminated with the consent of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through January 28, 2017, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class R6 Shares	$63	$239

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not commenced operations as of the date of this prospectus.

AQR Funds—Summary Prospectus	2

Principal Investment Strategies of the Fund

The Fund pursues its investment objective by investing primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and depositary receipts) of non-U.S. companies. The “TM” in the Fund’s name reflects that the Fund employs a “tax management” strategy which considers the potential impact of federal income tax on shareholders’ investment return.

The Fund combines three investment styles (value, momentum and profitability) using an integrated approach. In managing the Fund, the Adviser seeks to invest in attractively valued companies with positive momentum and a stable business. Companies are considered to be good value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, the Adviser favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, the Adviser favors stable companies in good business health, including those with strong profitability and stable earnings. The Adviser may add to or modify the economic factors employed in selecting securities. There is no guarantee that the Fund’s objective will be met.

The Fund will generally invest in developed markets outside of the U.S. As of the date of this prospectus, the Adviser considers the following 19 countries to be developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Netherlands, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This list is subject to change from time to time in the discretion of the Adviser.

The Fund generally invests in large-cap companies, which the Adviser generally considers to be those companies that are in the top 85% of the float-adjusted market capitalization of all eligible securities in each of the major developed regions: Asia, Australia, Canada, Europe ex United Kingdom, and the United Kingdom, provided, however, that this threshold may vary based on market opportunities in particular markets. Float-adjusted market capitalization is a method of calculating the market capitalization of a security under which only the shares of the security that are readily available for purchase on open markets (as opposed to the total shares of the security outstanding) are included in the calculation of the security’s market capitalization. As a result, securities with less float (i.e., less liquidity) are underweighted comparative to securities with greater float (i.e., greater liquidity). Although the Fund does not limit its investments to any one country, the Fund may invest in any one country without limit.

The Adviser determines the weight of each security in the portfolio using a combination of the float-adjusted market capitalization of the security and the Adviser’s assessment of attractiveness of the security based on each factor described above. The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs and adverse tax consequences associated with trading each equity instrument.

When selecting securities for the portfolio, the Adviser also employs a tax management strategy which considers the potential impact of federal income tax on shareholders’ investment return. This tax management strategy is generally designed so investors receive lower distributions of realized capital gains than funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions. The techniques and strategies that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:

•	when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;

•	deferring realizations of net capital gains;

•	limiting portfolio turnover that may result in taxable gains;

•	limiting the purchase of high dividend yielding stocks to reduce dividend income; and

•

choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.

The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts, forward foreign currency contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.

To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and

AQR Funds—Summary Prospectus	3

should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.

Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Counterparty Risk: The Fund may enter into various types of derivative contracts. These derivative contracts may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.

Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.

Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, swaps and forward foreign currency contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

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Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds currently seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund. Moreover, recent rule amendments adopted by the SEC will require certain money market mutual funds to implement floating NAVs in the future that will not preserve the value of the Fund’s investment at $1.00 per share. The implementation of these rule amendments may impact the Fund’s use of these money market mutual funds for capital preservation purposes.

Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

New Fund Risk: The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

Securities Lending Risk: The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

Tax-Managed Investment Risk: Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable rates. The tax-managed strategy may affect the investment decisions made for the Fund. For example, the Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. The Fund’s tax-sensitive investment strategy involves active management and the Fund can realize capital gains.

Value Style Risk: Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

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Performance Information

The Fund has not commenced operations as of the date of this prospectus. As a result, no full calendar year performance information is available. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.

Investment Manager

The Fund’s investment manager is AQR Capital Management, LLC.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	Since Inception	Managing and Founding Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	Since Inception	Principal of the Adviser
Jacques A. Friedman, M.S.	Since Inception	Principal of the Adviser
Ronen Israel, M.A.	Since Inception	Principal of the Adviser

Important Additional Information

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Class R6 Shares of the Fund each day the NYSE is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (866) 290-2688, by mail (c/o AQR Funds, P.O. Box 2248, Denver, CO 80201-2248), or by the Internet at https://funds.aqr.com. The Fund’s initial and subsequent investment minimums for Class R6 Shares generally are as follows.

	Class R6 Shares
Minimum Initial Investment	$50,000,000	*
Minimum Subsequent Investment	None

*  Reductions apply to certain eligibility groups. See “Investing with the AQR Funds” in the Fund’s prospectus.

TAX INFORMATION

The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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